UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          (AMENDMENT NO. _____________)
Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [_]

Check the appropriate box:
[_]      Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]      Definitive Proxy Statement
[X]      Definitive Additional Materials
[_]      Soliciting Material Pursuant to 240.14a-12

                        Hartford HLS Series Fund II, Inc.
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                (Name of Registrant as Specified in Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)    Title of each class of securities to which transaction applies:
         (2)    Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)    Proposed maximum aggregate value of transaction:
         (5)    Total fee paid:

[_]      Fee paid previously by written preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)    Amount Previously Paid:
         (2)    Form, Schedule or Registration Statement No.:
         (3)    Filing Party:
         (4)    Date Filed:

October 3, 2006

                             [FORM OF PHONE SCRIPT]
          SCRIPT FOR REGISTERED CONTRACT HOLDERS TOUCH-TONE TELEPHONE
                                     VOTING



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Speech 1     "WELCOME" - (SPOKEN ONLY WHEN CALL INITIALLY ANSWERED)

             "PLEASE ENTER THE CONTROL NUMBER LABELED AS SUCH OR LOCATED IN THE BOX, INDICATED BY AN ARROW ON THE UPPER PORTION OF YOUR PROXY CARD."

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Speech 2     "THIS IS THE AUTOMATED TELEPHONE VOTING SITE FOR THE SPECIAL
             MEETING OF SHAREHOLDERS OF HARTFORD MIDCAP STOCK HLS FUND.
             TO VOTE AS THE BOARD RECOMMENDS, PRESS ONE NOW. TO VOTE OTHERWISE, PRESS ZERO."
                 IF USER PRESSES 1 GO TO CLOSING A, ELSE IF CALLER PRESSES 0
                 GO TO SPEECH 3

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Closing A    "YOU VOTED  AS THE BOARD RECOMMENDED FOR THE PROPOSAL AFFECTING
             YOUR FUND. IF CORRECT, PRESS 1. IF INCORRECT, PRESS 0."
                 IF USER PRESSES 1 GO TO SPEECH 4, ELSE IF CALLER PRESSES 0 GO TO SPEECH 2

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Speech 3     "PROPOSAL 1: TO VOTE FOR, PRESS 1; AGAINST, PRESS 9; ABSTAIN,
             PRESS 0"

             GO TO CLOSING B

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Closing B    "YOU VOTED AS FOLLOWS;"


                 "PROPOSAL 1": "FOR" OR "AGAINST" OR "ABSTAIN."


             "IF THIS IS CORRECT, PRESS 1 NOW; IF INCORRECT, PRESS 0"
             IF CALLER PRESSES 1 GO TO SPEECH 4, ELSE IF THE CALLER PRESSES 0 GO TO SPEECH 2




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Speech 4     "IF YOU HAVE RECEIVED MORE THAN ONE PROXY CARD, YOU MUST VOTE EACH
             CARD SEPARATELY. IF YOU WOULD LIKE TO VOTE ANOTHER PROXY, PRESS 1 NOW. TO END THIS CALL, PRESS 0 NOW."
             IF CALLER PRESSES 1 GO TO SPEECH 1, ELSE IF THE CALLER PRESSES 0
             GO TO SPEECH 5

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Speech 5     "THANK YOU FOR VOTING"



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